Exhibit 99.2

AUGUST 2, 2023

BRIGHTSPIRE CAPITAL

SUPPLEMENTAL FINANCIAL REPORT

SECOND QUARTER 2023

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company's investments, financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as in the Company's other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties (including impacts associated with accelerating inflationary trends, recent and potential further interest rate increases, the volatility of interest rates, credit spreads and the transition from LIBOR to SOFR, increased market volatility affecting commercial real estate businesses and public securities); the Company's use of leverage and interest rate mismatches between the Company's assets and borrowings could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company's ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness, borrowers' abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations, population shifts and migration, reduced demand for office, multifamily, hospitality or retail space) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including available capacity under and margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO's on a go forward basis, including at a reduced cost of capital; the impact of legislative, regulatory, tax and competitive changes, regime changes and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business; and the impact of the conflict between Russia and Ukraine, global trade tensions, and the implementation and expansion of economic and trade sanctions. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as in BrightSpire Capital's other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large publicly-traded, diversified and internally-managed commercial real estate credit REIT

Diversified Portfolio

Of Primarily Senior Loans & Net Lease Assets

$4.5B Total At-Share Assets (Undepreciated)

$3.2B Total Loan Portfolio

- *96 total loans, $33M average size*
- *97% floating-rate loan portfolio*

Liquidity

$347M Total Liquidity[1]

$182M Total Unrestricted Cash (or $1.40 per share)[2]

Strong liquidity position to navigate changing market environment

Balance Sheet

1.9x Debt-to-Equity Ratio[3]

$11.53 Undepreciated Book Value Per Share

Fully undrawn $165M revolver, $791M master repurchase facilities availability[2]

Earnings & Dividend Coverage

$0.20 Q2'23 Quarterly Dividend Per Share

$0.25 Q2'23 Adjusted Distributable Earnings Per Share*

- ***125% Adjusted Distributable Earnings Coverage***
- *Positioned for rising rates*

* Refer to the Appendix for a definition and reconciliation to GAAP net income (loss)
As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

SUMMARY RESULTS & SUBSEQUENT EVENTS UPDATE

FINANCIAL RESULTS

- GAAP Net Loss of ($7.5) million, or **($0.06) per share**
- Distributable Earnings of $21.1 million, or **$0.16 per share**
- Adjusted Distributable Earnings of $32.0 million, or **$0.25 per share**
- GAAP net book value of **$10.16 per share** and undepreciated book value of **$11.53 per share**
- Declared and paid a quarterly dividend of **$0.20 per share** for Q2'23, **10.7%** yield on current share price[4] and **125%** dividend coverage (based on Q2'23 Adjusted Distributable Earnings)

PORTFOLIO

- **$4.5 billion** total at-share assets; predominantly senior loans and net lease assets
- **$3.2 billion** loan portfolio with an average loan size of **$33 million** and W.A. unlevered yield of **9.1%**
  - W.A. risk ranking of **3.1** (compared to 3.2 as of Q1'23)
    - Five upgrades across two office loans, two multifamily loans and one hotel loan
    - Six downgrades across four multifamily loans and two office loans
  - $162 million of repayment proceeds across 3 loans in Q2'23
  - Total CECL reserve of $107 million, or $0.83 per share
    - Charged off $68 million of specific CECL reserves related to two Long Island City, NY senior office loans that were acquired through a deed-in-lieu foreclosure in Q2'23
    - Recorded $11 million, or $0.08 per share, of specific CECL reserves related to an Oakland, CA senior office loan in Q2'23; subsequent to Q2'23, the office loan was acquired through a deed-in-lieu foreclosure
- **$699 million** net lease assets (undepreciated) with a W.A. lease term of **10.2** years

LIQUIDITY & CAPITALIZATION

- **$347 million** of available liquidity (**$182 million** of unrestricted cash and **$165 million** of revolver capacity)[2]
- **$2.0 billion** of total master repurchase facility capacity with **$791 million** of availability[2]

BRIGHTSPIRE CAPITAL

As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

FINANCIAL OVERVIEW

Key Financial Metrics

GAAP Net Loss ($M) Per Share	**($7.5)** ($0.06)
Distributable Earnings ($M) Per Share	**$21.1** $0.16
Adjusted Distributable Earnings ($M) Per Share	**$32.0** $0.25
Total At-Share Assets ($B) (Undepreciated)	**$4.5**
Total Debt Outstanding (UPB) ($B) Debt-to-Equity[3]	**$2.8** 1.9x
Book Value (GAAP) ($B) Per Share	**$1.3** $10.16
Book Value (Undepreciated) ($B) Per Share	**$1.5** $11.53
CECL Reserve (General) ($M) Per Share / Basis Points ("BPS")[5]	**$52.1** $0.40 / 156 bps
CECL Reserve (Specific) ($M) Per Share	**$55.3** $0.43

Capital Structure



1%
14%
34%
23%
28%
Total capitalization
$4.3B
Stockholders' equity (undepreciated)
Master repurchase facilities (limited recourse)
Securitization bonds payable (non-recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

Undepreciated Book Value Per Share Bridge



$12.00
$11.50
$11.00
$10.50
$10.00
$11.74
$0.05
($0.22)
($0.04)
$11.53
3/31/23 Undepreciated BVPS
Earnings in Excess of Dividends
Change in CECL Reserve
Other *
6/30/23 Undepreciated BVPS

* Includes FX translation, equity-based compensation and other OCI adjustments
As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

PORTFOLIO OVERVIEW

Investment Type

Based on GAAP net carrying value as of June 30, 2023



Loan portfolio
Net lease & other real estate
CRE debt securities (6)
<1%
19%
81%

Property Type

Based on GAAP gross carrying value as of June 30, 2023



Multifamily
Office
Industrial
Hotel
Mixed-use
Retail
1%
4%
7%
7%
42%
39%

Portfolio Overview

(At BRSP share)	Investment count		Carrying value		Net carrying value		Per share
Senior mortgage loans	89	$	3,066	$	819	$	6.30
Mezzanine loans	6		75		75		0.58
Preferred equity	1		23		23		0.18
General CECL reserves			(52)		(52)		(0.40)
Total loan portfolio	**96**		**3,112**		**865**		**6.66**
Net lease & other real estate	12		811		212		1.63
CRE debt securities[6]	1		3		3		0.02
Total investment portfolio	**109**	**$**	**3,926**	**$**	**1,080**	**$**	**8.31**
Plus: cash & net assets[7]			414		241		1.85
Total - GAAP		**$**	**4,341**	**$**	**1,321**	**$**	**10.16**
Plus: accumulated D&A[8]			178		178		1.37
Total - Undepreciated		**$**	**4,519**	**$**	**1,500**	**$**	**11.53**

Above charts exclude the impact of general CECL reserves. In addition, "Property Type" chart excludes CRE debt securities
$ in millions, except per share data; as of June 30, 2023; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO OVERVIEW

Overview

96	Total number of investments
$3.2B	Total loan portfolio
$33M	Average investment size
0.9 yrs.	W.A. remaining term[9]
2.9 yrs.	W.A. extended remaining term[10]
9.1%	W.A. unlevered all-in yield[11]
3.1	W.A. risk ranking
100%	of senior loans are floating rate
69%	W.A. loan-to-value (senior loans only)

Investment Type


2%
1%
97%

- Senior mortgage loans
- Mezzanine loans
- Preferred equity

Property Type


5%
2%
9%
52%
32%

- Multifamily
- Hotel
- Industrial
- Office
- Mixed-use

Region


West
45%
Southwest
35%
Southeast
6%
Northeast
14%

Loan Portfolio Activity


$3,383
Total Loan Count
100
$20
($162)
($69)
($8)
$3,164
Total Loan Count
96
3/31/23 Loan Portfolio
Additional Loan Fundings
Total Repayments
REO / DIL Foreclosure[12]
Other[13]
6/30/23 Loan Portfolio

Above charts based on GAAP gross carrying value and excludes the impact of general CECL reserves
As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO DIVERSIFICATION

(At BRSP share)	Number of investments	Collateral Type: Carrying value	Collateral Type: % of carrying value	Region Exposure as a % of Carrying Value: West	Southwest	Northeast	Southeast
Multifamily	56	$ 1,657,944	52%	20%	28%	1%	3%
Office	31	1,023,032	32%	15%	7%	7%	3%
Hotel	3	278,885	9%	8%	--	1%	--
Mixed-use	3	151,794	5%	--	--	5%	--
Industrial	3	52,717	2%	2%	--	--	--
Total	**96**	**$ 3,164,372**	**100%**	**45%**	**35%**	**14%**	**6%**
General CECL reserves		(52,124)					
Total – Net of general CECL reserves		**$ 3,112,248**					

Property Type Exposure by Region



Multifamily
6%
3%
37%
54%
Office
11%
21%
46%
22%
Hotel
4%
96%
Mixed-use
100%
Industrial
100%
West
Southwest
Northeast
Southeast

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of general CECL reserves
$ in thousands; as of June 30, 2023; at BRSP share

LOAN PORTFOLIO SUMMARY

(At BRSP share)	Number of investments		Carrying value	% of carrying value		Net carrying value	W.A. unlevered all-in yield[11]	W.A. extended term (years)[10]
Floating rate								
Senior mortgage loans	89	$	3,066,108	97%	$	819,200	9.0%	2.9
Mezzanine loans	1		12,450	0%		12,450	17.1%	0.5
Total / W.A. floating rate	**90**		**3,078,558**	**97%**		**831,650**	**9.1%**	**2.9**
Fixed rate								
Mezzanine loans	5		62,735	2%		62,735	11.2%	2.9
Preferred equity	1		23,079	1%		23,079	12.1%	9.4
Total / W.A. fixed rate	**6**		**85,814**	**3%**		**85,814**	**11.5%**	**4.7**
Total / W.A.	**96**	**$**	**3,164,372**	**100%**	**$**	**917,464**	**9.1%**	**2.9**
General CECL reserves			(52,124)			(52,124)		
Total / W.A. – Net of general CECL reserves		**$**	**3,112,248**		**$**	**865,340**		

BRIGHTSPIRE CAPITAL

Note: carrying value and net carrying value in the above table includes the impact of specific CECL reserves
$ in thousands; as of June 30, 2023; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO MATURITIES

Weighted average fully extended remaining term of approximately 2.9 years across the loan portfolio

Fully Extended Loan Maturities[10]



$ in Millions
$1,500
$1,250
$1,000
$750
$500
$250
$0
Fully extended loan maturities (carrying value)
Unfunded commitments
$71
$3
$325
$24
$440
$27
$1,376
$91
$952
$81
2023
2024
2025
2026
2027+

BRIGHTSPIRE CAPITAL

Above chart based on GAAP gross carrying value and excludes the impact of general CECL reserves
As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO RISK RANKINGS & CECL RESERVE

Risk Ranking Overview



Q2'23
Q2'23 W.A. Risk Ranking
3.1
0%
Loan Count
3
2%
Loan Count
83
83%
Loan Count
7
14%
Loan Count
3
1%
1
2
3
4
5

CECL Reserve Overview



Specific CECL Reserve
General CECL Reserve
Total Reserve
$146M
100% Risk Rank 5
$112M
37% Risk Rank 4
63% Risk Rank 2 & 3
$34M
Q1'23
Total Reserve
$107M
$55M
100% Risk Rank 5
$52M
38% Risk Rank 4
62% Risk Rank 2 & 3
Q2'23

Risk Ranking by Collateral Type



Q1'23
Q2'23
Q1'23 W.A. Risk Ranking: 3.2
Q2'23 W.A. Risk Ranking: 3.1
3.0
3.1
Multifamily
3.3
3.1
Office
3.5
3.7
Hotel
3.0
3.0
Mixed-use
3.0
3.0
Inustrial

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of general CECL reserves, unless otherwise stated
As of June 30, 2023, unless otherwise stated; at BRSP share

LOAN PORTFOLIO TOP 5 OFFICE LOANS

Investment	**Boston, MA Senior Loan** (Loan 57)	**Carlsbad, CA Senior Loan** (Loan 58)	**San Jose, CA Senior Loan** (Loan 59)	**Phoenix, AZ Senior Loan** (Loan 60)	**Baltimore, MD Senior Loan** (Loan 61)
Investment Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Origination Date / Transaction Type	February 2022 / Acquisition	December 2018 / Refinancing	August 2018 / Acquisition	January 2021 / Acquisition	February 2019 / Refinancing
Collateral	185k RSF Class-A Office	415k RSF Class-B Office	302k RSF Class-B Office	333k RSF Class-A Office	502k RSF Class-A Office
Carrying Value / % of Total Office Loan Portfolio	$83M / 8%	$76M / 7%	$74M / 7%	$72M / 7%	$58M / 6%
Loan Basis	$448 / RSF	$184 / RSF	$245 / RSF	$217 / RSF	$116 / RSF
Cash Coupon	SOFR + 3.8%	SOFR + 4.4%	SOFR + 2.6%	SOFR + 3.7%	SOFR + 3.6%
Extended Maturity Date[10]	March 2027	December 2024	August 2025	February 2026	February 2025
Risk Ranking (Q2'23 / Q1'23)	3 / 3	3 / 3	3 / 3	3 / 3	3 / 4
Property Photos					

BRIGHTSPIRE CAPITAL

As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF")	Carrying value	% of carrying value	Net carrying value	Q2'23 NOI (at BRSP share)	W.A. % leased at end of period[14]	W.A. remaining lease term (years)[15]
Net lease real estate ("NNN")									
Office*	3	100%	1,812 RSF	$ 298,634	37%	$ 97,886	$ 5,992	100%	6.6
Industrial	1	100%	2,787 RSF	249,428	31%	49,428	5,067	100%	15.1
Retail	4	100%	468 RSF	29,157	4%	(9,766)	1,154	100%	4.8
Total / W.A. - NNN	**8**	**100%**	**5,068 RSF**	**$ 577,218**	**71%**	**$ 137,547**	**$ 12,213**	**100%**	**10.2**
Other real estate ("Other RE")									
Office	4	95%	1,693 RSF	$ 234,030	29%	$ 74,512	$ 3,585	65%	5.0
Total / W.A. – Other RE	**4**	**95%**	**1,693 RSF**	**$ 234,030**	**29%**	**$ 74,512**	**$ 3,585**	**65%**	**5.0**
Total / W.A.	**12**	**99%**	**6,761 RSF**	**$ 811,248**	**100%**	**$ 212,059**	**$ 15,798**	**90%**	**8.7**
Accumulated depreciation and amortization[8]				178,304		178,304			
Total / W.A. – Undepreciated				**$ 989,552**		**$ 390,363**			

Region



West 36%
Midwest 16%
Northeast 20%
Europe 28%

Property Type



3%
31%
66%
Office
Industrial
Retail

W.A. Remaining Lease Term[15]



<1%
23%
77%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Net lease office NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
Above charts based on GAAP gross carrying value; $ and RSF in thousands; as of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO WATCH LIST LOANS

Investment	Washington, D.C. Office Senior Loan (Loan 74)	Oakland, CA Office Senior Loan (Loan 84)	San Jose, CA Hotel Senior Loan (Loan 88)	Las Vegas, NV Multifamily Senior Loan (Loan 4)	Phoenix, AZ Multifamily Senior Loan (Loan 6)
Investment Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Origination Date / Transaction Type	July 2019 / Acquisition	November 2021 / Refinancing	January 2018 / Acquisition	May 2022 / Acquisition	November 2021 / Acquisition
Collateral	Office / 203k RSF	Office / 91k RSF	Hotel / 805 keys	Multifamily / 240 units	Multifamily / 236 units
Carrying Value	$27M	$14M	$193M	$50M	$45M
Loan Basis	$133 / RSF	$154 / RSF	$240k / Key	$206k / Unit	$189k / Unit
Cash Coupon	n/a*	n/a*	SOFR + 4.8%	SOFR + 3.6%	SOFR + 3.5%
Extended Maturity Date[10]	August 2024	December 2026	November 2026	June 2027	December 2026
Risk Ranking (Q2'23 / Q1'23)	5 / 5	5 / 4	4 / 4	4 / 3	4 / 4

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO WATCH LIST LOANS (CONT'D)

Investment	Arlington, TX Multifamily Senior Loan (Loan 7)	Tualatin, OR Office Senior Loan (Loan 64)	Reston, VA Office Senior Loan (Loan 65)	Glendale, AZ Multifamily Senior Loan (Loan 31)
Investment Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Origination Date / Transaction Type	February 2021 / Acquisition	November 2021 / Refinancing	September 2021 / Refinancing	August 2021 / Acquisition
Collateral	Multifamily / 436 units	Office / 342k RSF	Office / 270k RSF	Multifamily / 209 units
Carrying Value	$44M	$39M	$37M	$28M
Loan Basis	$100k / Unit	$115 / RSF	$139 / RSF	$134k / Unit
Cash Coupon	SOFR + 3.7%	SOFR + 4.0%	SOFR + 4.1%	SOFR + 3.3%
Extended Maturity Date[10]	February 2026	December 2026	October 2026	September 2026
Risk Ranking (Q2'23 / Q1'23)	4 / 3	4 / 4	4 / 3	4 / 3

BRIGHTSPIRE CAPITAL

As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[11]	Extended maturity date[10]	LTV	Q2'23 Risk ranking	Q1'23 Risk ranking
Multifamily											
Loan 1 *	Senior	Jun-19	Santa Clara, CA	$ 57	Floating	S+5.5%	10.6%	Jun-24	69%	3	4
Loan 2	Senior	Jul-21	Dallas, TX	50	Floating	S+3.4%	9.0%	Aug-26	74%	3	3
Loan 3	Senior	Mar-22	Austin, TX	50	Floating	S+3.3%	9.0%	Mar-27	75%	3	3
Loan 4	Senior	May-22	Las Vegas, NV	50	Floating	S+3.6%	9.2%	Jun-27	74%	4	3
Loan 5	Senior	May-21	Las Vegas, NV	46	Floating	S+3.5%	9.0%	Jun-26	70%	3	3
Loan 6	Senior	Nov-21	Phoenix, AZ	45	Floating	S+3.5%	9.2%	Dec-26	74%	4	4
Loan 7	Senior	Feb-21	Arlington, TX	44	Floating	S+3.7%	9.4%	Feb-26	81%	4	3
Loan 8	Senior	Mar-21	Richardson, TX	43	Floating	S+3.5%	8.9%	Mar-26	75%	3	3
Loan 9	Senior	Jul-21	Jersey City, NJ	43	Floating	S+3.1%	8.6%	Aug-26	66%	3	2
Loan 10	Senior	Dec-20	Austin, TX	43	Floating	S+3.8%	9.2%	Jan-26	54%	3	3
Subtotal / W.A. top 10 multifamily				$ 470		3.7%	9.2%	May-26	n/a	3.3	n/a
Loan 11	Senior	Mar-21	Fort Worth, TX	41	Floating	S+3.6%	9.1%	Apr-26	83%	3	3
Loan 12	Senior	Jul-21	Dallas, TX	40	Floating	S+3.2%	8.9%	Aug-26	77%	3	3
Loan 13	Senior	Mar-22	Louisville, KY	40	Floating	S+3.7%	9.4%	Apr-27	72%	3	3
Loan 14	Senior	Dec-21	Denver, CO	39	Floating	S+3.3%	8.8%	Dec-26	74%	3	3
Loan 15	Senior	Mar-22	Long Beach, CA	38	Floating	S+3.4%	9.0%	Apr-27	74%	3	3
Loan 16	Senior	Jul-22	Irving, TX	37	Floating	S+3.6%	9.2%	Aug-27	73%	3	3
Loan 17	Senior	Sep-21	Carrollton, TX	36	Floating	S+3.2%	8.7%	Oct-25	73%	3	3
Loan 18	Senior	Jan-22	Dallas, TX	36	Floating	S+3.5%	9.2%	Feb-27	75%	3	3
Loan 19	Senior	Jan-22	Los Angeles, CA	36	Floating	S+3.4%	8.8%	Feb-27	65%	3	3
Loan 20	Senior	Dec-20	Fullerton, CA	35	Floating	S+3.9%	9.3%	Jan-26	70%	3	3
Subtotal / W.A. top 20 multifamily				$ 848		3.6%	9.2%	Jul-26	n/a	3.2	n/a
Loan 21	Senior	Mar-21	Fremont, CA	34	Floating	S+3.5%	8.6%	Apr-26	76%	3	3
Loan 22	Senior	Jul-21	Phoenix, AZ	32	Floating	S+3.4%	8.8%	Aug-26	74%	3	3
Loan 23	Senior	Mar-21	Mesa, AZ	31	Floating	S+3.8%	9.4%	Apr-26	83%	3	3
Loan 24	Mezzanine	Dec-19	Milpitas, CA	31	Fixed	n/a	10.5%	Mar-26	58% - 85%	3	5
Loan 25	Senior	Apr-21	Las Vegas, NV	30	Floating	S+3.2%	8.7%	May-26	76%	2	2
Loan 26	Senior	Apr-22	Mesa, AZ	29	Floating	S+3.4%	8.8%	May-27	75%	3	3
Loan 27	Senior	Jul-21	Plano, TX	29	Floating	S+3.2%	8.7%	Feb-25	82%	3	3
Loan 28	Senior	May-22	Denver, CO	28	Floating	S+3.5%	9.1%	Jun-27	73%	3	3
Loan 29	Senior	Feb-22	Long Beach, CA	28	Floating	S+3.4%	9.0%	Mar-27	67%	3	3
Loan 30	Senior	May-21	Houston, TX	28	Floating	S+3.1%	8.3%	Jun-26	67%	3	3
Loan 31	Senior	Aug-21	Glendale, AZ	28	Floating	S+3.3%	8.7%	Sep-26	75%	4	3
Loan 32	Senior	Dec-21	Fort Mill, SC	27	Floating	S+3.3%	8.7%	Jan-27	71%	3	3
Loan 33 *	Mezzanine	Feb-22	Las Vegas, NV	26	Fixed	7.0%	12.3%	Feb-27	56% - 79%	3	3
Loan 34	Senior	Dec-21	Phoenix, AZ	25	Floating	S+3.6%	9.1%	Jan-27	75%	3	3
Loan 35	Senior	Jul-22	Irving, TX	25	Floating	S+3.6%	9.2%	Aug-27	72%	3	3
Loan 36	Senior	Jul-21	Aurora, CO	24	Floating	S+3.2%	8.7%	Jul-26	73%	3	3
Loan 37	Senior	Mar-22	Glendale, AZ	24	Floating	S+3.5%	8.9%	Mar-27	73%	3	3
Loan 38	Senior	Mar-22	Phoenix, AZ	23	Floating	S+3.7%	9.1%	Apr-27	75%	3	3

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to construction/development projects
$ in millions; as of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[11]	Extended maturity date[10]	LTV	Q2'23 Risk ranking	Q1'23 Risk ranking
Loan 39	Preferred	Nov-22	Milpitas, CA	23	Fixed	6.0%	12.1%	Dec-32	n/a	3	3
Loan 40	Senior	Nov-21	Austin, TX	23	Floating	S+3.4%	8.8%	Nov-26	71%	3	3
Loan 41	Senior	Jul-21	Oregon City, OR	22	Floating	S+3.4%	8.8%	Aug-26	73%	3	3
Loan 42	Senior	Jun-21	Phoenix, AZ	21	Floating	S+3.3%	8.7%	Jul-26	75%	2	2
Loan 43	Senior	Jan-22	Austin, TX	20	Floating	S+3.4%	9.0%	Feb-27	75%	3	3
Loan 44	Senior	Sep-21	Denton, TX	20	Floating	S+3.3%	8.8%	Oct-25	70%	3	3
Loan 45	Senior	Aug-21	La Mesa, CA	20	Floating	S+3.0%	8.6%	Aug-25	70%	3	3
Loan 46	Senior	Dec-21	Gresham, OR	19	Floating	S+3.6%	9.3%	Jan-27	74%	3	3
Loan 47	Senior	Sep-21	Bellevue, WA	19	Floating	S+3.0%	8.7%	Sep-25	64%	3	3
Loan 48	Senior	Jun-21	Phoenix, AZ	19	Floating	S+3.5%	9.1%	Jul-26	63%	3	3
Loan 49	Senior	May-22	Charlotte, NC	18	Floating	S+3.5%	9.1%	May-27	61%	3	3
Loan 50	Senior	Jul-21	Salt Lake City, UT	18	Floating	S+3.4%	8.8%	Aug-26	73%	3	3
Loan 51	Senior	Apr-22	Tacoma, WA	18	Floating	S+3.3%	8.9%	May-27	72%	3	3
Loan 52	Senior	Jun-21	Phoenix, AZ	17	Floating	S+3.2%	8.7%	Jul-26	75%	3	3
Loan 53	Senior	Jul-21	Durham, NC	15	Floating	S+3.4%	8.8%	Aug-26	58%	3	3
Loan 54	Senior	Mar-22	Glendale, AZ	11	Floating	S+3.5%	8.9%	Mar-27	73%	3	3
Loan 55	Mezzanine	Jul-14	Various - TX	4	Fixed	9.5%	9.5%	Aug-24	71% - 83%	3	3
Loan 56 *	Mezzanine	Dec-19	Milpitas, CA	-	n/a	n/a	n/a	Mar-26	n/a	5	5
Total / W.A. multifamily loans				$ 1,658		3.5%	9.1%	Sep-26	n/a	3.1	n/a
Office											
Loan 57	Senior	Feb-22	Boston, MA	$ 83	Floating	S+3.8%	9.4%	Mar-27	54%	3	3
Loan 58	Senior	Dec-18	Carlsbad, CA	76	Floating	S+4.4%	9.5%	Dec-24	73%	3	3
Loan 59	Senior	Aug-18	San Jose, CA	74	Floating	S+2.6%	7.7%	Aug-25	75%	3	3
Loan 60	Senior	Jan-21	Phoenix, AZ	72	Floating	S+3.7%	9.1%	Feb-26	70%	3	3
Loan 61	Senior	Feb-19	Baltimore, MD	58	Floating	S+3.6%	8.8%	Feb-25	74%	3	4
Loan 62	Senior	May-22	Plano, TX	40	Floating	S+4.3%	9.8%	Jun-27	64%	3	3
Loan 63	Senior	Apr-22	Plano, TX	39	Floating	S+4.1%	9.6%	May-27	70%	3	3
Loan 64	Senior	Nov-21	Tualatin, OR	39	Floating	S+4.0%	9.4%	Dec-26	66%	4	4
Loan 65	Senior	Sep-21	Reston, VA	37	Floating	S+4.1%	9.8%	Oct-26	71%	4	3
Loan 66	Senior	Nov-21	Dallas, TX	36	Floating	S+4.0%	9.6%	Dec-25	61%	3	3
Subtotal / W.A. top 10 office				$ 556		3.8%	9.2%	Mar-26	n/a	3.1	n/a
Loan 67	Senior	Apr-22	San Jose, CA	34	Floating	S+4.2%	9.8%	Apr-27	70%	3	3
Loan 68	Senior	Jun-21	South Pasadena, CA	33	Floating	S+5.0%	10.2%	Jun-26	69%	3	3
Loan 69	Senior	Apr-21	San Diego, CA	32	Floating	S+3.6%	9.1%	May-26	55%	3	3
Loan 70	Senior	Jun-17	Miami, FL	30	Floating	S+5.8%	10.9%	Dec-23	73%	3	3
Loan 71	Senior	Nov-21	Gardena, CA	28	Floating	S+3.6%	9.1%	Dec-26	69%	3	3
Loan 72	Senior	Mar-22	Blue Bell, PA	28	Floating	S+4.2%	9.3%	Apr-25	59%	3	3
Loan 73	Senior	Oct-21	Blue Bell, PA	28	Floating	S+3.8%	9.3%	Nov-23	67%	3	3
Loan 74 *	Senior	Jul-19	Washington, D.C.	27	n/a	n/a	n/a	Aug-24	68%	5	5
Loan 75	Senior	Feb-19	Charlotte, NC	26	Floating	S+3.3%	8.5%	Jul-25	51%	2	2
Loan 76	Senior	Dec-21	Hillsboro, OR	25	Floating	S+4.0%	9.4%	Dec-24	71%	3	3
Subtotal / W.A. top 20 office				$ 847		3.8%	9.0%	Dec-25	n/a	3.1	n/a

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
$ in millions; as of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[11]	Extended maturity date[10]	LTV	Q2'23 Risk ranking	Q1'23 Risk ranking
Office											
Loan 77	Senior	Sep-19	San Francisco, CA	$ 23	Floating	S+3.3%	8.4%	Oct-24	82%	3	3
Loan 78	Senior	Jul-21	Denver, CO	23	Floating	S+4.4%	9.9%	Aug-26	66%	3	3
Loan 79	Senior	Aug-19	San Francisco, CA	22	Floating	S+2.9%	8.1%	Sep-24	79%	3	4
Loan 80	Senior	Oct-20	Denver, CO	19	Floating	S+3.7%	9.2%	Nov-25	64%	3	3
Loan 81	Senior	Oct-21	Burbank, CA	16	Floating	S+4.0%	9.5%	Nov-26	57%	3	3
Loan 82	Senior	Nov-21	Charlotte, NC	15	Floating	S+4.5%	10.0%	Dec-26	67%	3	3
Loan 83	Senior	Aug-21	Los Angeles, CA	15	Floating	S+4.6%	10.3%	Sep-26	58%	3	3
Loan 84 *, **	Senior	Nov-21	Oakland, CA	14	n/a	n/a	n/a	Dec-26	57%	5	4
Loan 85	Senior	Nov-21	Richardson, TX	14	Floating	S+4.1%	9.6%	Dec-26	71%	3	3
Loan 86	Senior	Sep-19	Salt Lake City, UT	13	Floating	S+2.8%	8.0%	Oct-24	72%	3	3
Loan 87	Mezzanine	Feb-23	Baltimore, MD	2	Fixed	n/a	13.0%	Feb-25	74% – 75%	3	4
Total / W.A. office loans				$ 1,023		3.7%	8.9%	Dec-25	n/a	3.1	n/a
Hotel											
Loan 88	Senior	Jan-18	San Jose, CA	$ 193	Floating	S+4.8%	9.9%	Nov-26	73%	4	4
Loan 89	Senior	Jun-18	Englewood, CO	73	Floating	S+3.5%	8.6%	Feb-25	62%	3	3
Loan 90	Mezzanine	Jan-17	New York, NY	12	Floating	S+11.0%	17.1%	Dec-23	67% – 80%	3	4
Total / W.A. hotel loans				$ 279		4.7%	9.9%	Apr-26	n/a	3.7	n/a
Mixed-use											
Loan 91	Senior	Oct-19	Brooklyn, NY	$ 78	Floating	S+4.2%	9.3%	Nov-24	70%	3	3
Loan 92	Senior	Jan-22	New York, NY	46	Floating	S+3.5%	9.1%	Feb-27	67%	3	3
Loan 93	Senior	May-22	Brooklyn, NY	29	Floating	S+4.4%	10.0%	May-27	68%	3	3
Total / W.A. mixed-use loans				$ 152		4.0%	9.4%	Jan-26	n/a	3.0	n/a
Industrial											
Loan 94	Senior	Jul-22	Ontario, CA	$ 23	Floating	S+3.3%	8.8%	Aug-27	66%	3	3
Loan 95	Senior	Mar-22	City of Industry, CA	18	Floating	S+3.4%	9.0%	Apr-27	67%	3	3
Loan 96	Senior	Mar-22	Commerce, CA	11	Floating	S+3.3%	8.9%	Apr-27	71%	3	3
Total / W.A. industrial loans				$ 53		3.3%	8.9%	Jun-27	n/a	3.0	n/a
Total / W.A. loan portfolio				$ 3,164		3.7%	9.1%	May-26	n/a	3.1	n/a
General CECL reserves				(52)							
Total / W.A. loan portfolio, net of general CECL reserves				$ 3,112							

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
** Subsequent to June 30, 2023, the Company acquired the office property through a deed-in-lieu of foreclosure
$ in millions; as of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Undepreciated carrying value	Carrying value	Q2'23 NOI	# of properties	# of buildings	Rentable square feet ("RSF")	W.A. % leased[14]	W.A. lease term (yrs)[15]
Net lease real estate											
Net lease 1	Aug-18	Industrial	Various - U.S.	$ 292	$ 249	$ 5.1	2	2	2,787 RSF	100%	15.1
Net lease 2 *	Jul-18	Office	Stavenger, Norway	270	229	4.2	1	26	1,291 RSF	100%	6.9
Net lease 3	Jul-06	Office	Aurora, CO	55	40	1.1	1	1	184 RSF	100%	4.4
Net lease 4	Jun-06	Office	Indianapolis, IN	39	30	0.7	1	1	338 RSF	100%	7.5
Net lease 5	Sep-06	Retail	Various - U.S.	28	19	0.8	7	7	320 RSF	100%	4.5
Net lease 6	Sep-06	Retail	Keene, NH	6	4	0.1	1	1	45 RSF	100%	5.6
Net lease 7	Sep-06	Retail	South Portland, ME	5	3	0.2	1	1	53 RSF	100%	8.6
Net lease 8	Sep-06	Retail	Fort Wayne, IN	4	3	0.1	1	1	50 RSF	100%	1.2
Total / W.A. net lease real estate				$ 699	$ 577	$ 12.2	15	40	5,068 RSF	100%	10.2
Other real estate											
Other real estate 1	Sep-14	Office	Creve Coeur, MO	$ 134	$ 92	$ 2.4	7	7	848 RSF	87%	3.9
Other real estate 2	Dec-14	Office	Warrendale, PA	83	68	1.3	5	5	497 RSF	84%	5.9
Other real estate 3	Jun-23	Office	Long Island City, NY	37	37	(0.0)	1	1	221 RSF	30%	3.8
Other real estate 4	Jun-23	Office	Long Island City, NY	36	36	(0.0)	1	1	128 RSF	9%	7.2
Total / W.A. other real estate				$ 291	$ 234	$ 3.6	14	14	1,693 RSF	65%	5.0
Total / W.A. net lease real estate and other real estate				$ 990	$ 811	$ 15.8	29	54	6,761 RSF	90%	8.7

CRE Debt Securities

(At BRSP share)	Carrying value
CRE debt securities	
CRE debt securities (1 investment) **	$ 3
Total / W.A. CRE debt securities	$ 3

Investment Detail Summary

(At BRSP share)	Number of investments	Undepreciated carrying value	Carrying value
Senior loans	89	$ 3,066	$ 3,066
Mezzanine loans	6	75	75
Preferred equity	1	23	23
General CECL reserves		(52)	(52)
Total loan portfolio	96	3,112	3,112
Net lease real estate	8	699	577
Other real estate	4	291	234
Total net lease real estate and other real estate	12	990	811
CRE debt securities **	1	3	3
Total	109	$ 4,105	$ 3,926

BRIGHTSPIRE CAPITAL

* Q2'23 NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
** CRE Debt Securities includes one PE interest with a total carrying value of $3 million
$ in millions; rentable square feet in thousands; as of June 30, 2023; at BRSP share
See footnotes in the appendix

CAPITALIZATION HIGHLIGHTS

Diversified capital structure of primarily non-recourse debt and a 1.9x debt-to-equity ratio. Embedded capacity under existing financing facilities including an undrawn corporate revolver and $791M of repurchase facilities availability

Key Financial Metrics

$4.3B	Total capitalization *(excluding cash)*
$2.8B	Total outstanding debt
$165M	Corporate revolving credit facility availability *As of July 28, 2023 (fully undrawn)*
$791M	Master repurchase facilities availability *As of July 28, 2023*
1.9x	Debt-to-equity ratio[(3)]
63%	Debt-to-asset ratio[(16)]
6.49%	Blended all-in cost of financing[(17)]

Capital Structure


1%
14%
34%
23%
28%
Total capitalization
$4.3B
Stockholders' equity (undepreciated)
Master repurchase facilities (limited recourse)
Securitization bonds payable (non-recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

As of June 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[18]	W.A. extended maturity[19]	W.A. contractual interest rate[19]	W.A. all-in COF[17]	Outstanding debt (UPB)
Corporate debt					
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	7.51%	$ -
Investment-level debt					
Master repurchase facilities	Limited recourse	Feb-27	S + 1.96%	7.11%	1,217,251
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	S + 1.49%	6.65%	670,000
Mortgage debt – net lease (fixed)	Non-recourse	Jul-29	4.39%	4.39%	439,484
Securitization bonds payable (2019-FL1)	Non-recourse	Aug-35	S + 2.14%	7.39%	325,187
Mortgage debt – other real estate (fixed)	Non-recourse	Nov-24	4.40%	4.40%	159,518
Other debt	Non-recourse	Jun-24	S + 4.25%	9.39%	34,466
Mortgage debt – net lease (floating)	Non-recourse	Jul-23	S + 2.15%	7.29%	187
Total / W.A. debt (BRSP share)		**Dec-30**		**6.49%**	**$ 2,846,094**

	Book value
Stockholders' equity	$ 1,321,429
GAAP net book value (BRSP share)	**1,321,429**
Accumulated depreciation and amortization	178,304
Undepreciated book value (BRSP share)	**1,499,733**
Total capitalization (undepreciated)	**$ 4,345,827**

Note: during the second quarter 2023, the Company recorded approximately $3.1M of amortization of deferred financing costs, which implies approximately 33 bps of annualized financing costs on the Company's total debt capacity as of June 30, 2023
$ in thousands; as of June 30, 2023; at BRSP share
See footnotes in the appendix

INTEREST RATE SENSITIVITY

100% of senior mortgage loan value is floating rate

Annual Net Interest Income Sensitivity to Changes in Benchmark Rates – Total Portfolio

SOFR: 5.14%
(As of June 30, 2023)



$ in Millions
$5.0
$0.0
($5.0)
($10.0)
($15.0)
($20.0)
($0.12) per share
($15.4)
($0.09) per share
($11.7)
($0.06) per share
($8.0)
($0.03) per share
($4.0)
$4.0
$0.03 per share
(2.00%)
(1.50%)
(1.00%)
(0.50%)
0.50%
Incremental Rate of Change*

BRIGHTSPIRE CAPITAL

* Reflects incremental changes to SOFR spot rate as of June 30, 2023
$ in millions, except per share data; as of June 30, 2023; at BRSP share

APPENDIX



IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations.

We define Distributable Earnings as GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our OP) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) general CECL reserves determined by probability of default/loss given default ("PD/LGD") model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include specific CECL reserves when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset.

Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to-market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) realized specific CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above.

Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or an indication of our cash flows from operating activities determined in accordance with GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies.

The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries).

We believe NOI to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company's properties, NOI provides a measure of operating performance independent of the Company's capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company's properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of GAAP net income (loss) which further limits its usefulness.

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT'D)

NOI should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

The Company presents pro rata ("at share" or "at BRSP share") financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests' ("NCI") share of assets, liabilities, profits and losses was computed by applying noncontrolling interests' economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company's economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company's pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis.

We present risk rankings, which is a supplemental financial disclosure, for loans held for investment. In addition to reviewing loans held for investment for impairment quarterly, we evaluate loans held for investment to determine if a current expected credit losses reserve should be established. In conjunction with this review, we assess the risk factors of each senior and mezzanine loans and preferred equity and assign a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, our loans held for investment are rated "1" through "5," from less risk to greater risk. At the time of origination or purchase, loans held for investment are ranked as a "3" and will move accordingly going forward.

NOTES REGARDING REPORTABLE SEGMENTS

BrightSpire Capital, Inc. ("BRSP", "BrightSpire Capital", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business.

Senior and Mezzanine Loans and Preferred Equity ("Loans & Preferred Equity Portfolio" or "Loan Portfolio")
The Company's Loan Portfolio may include senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio may also include acquisition, development and construction loan arrangements accounted for as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans may include other subordinated loans
- Preferred equity interests may include related equity participation interests

Net Leased Real Estate and Other Real Estate ("Net Lease and Other Real Estate")
The Company's Net Lease Real Estate investments includes direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments includes direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles.

CRE Debt Securities
The Company's Commercial Real Estate ("CRE") Debt Securities investments previously consisted of BBB and some BB rated CMBS bonds (including Non-Investment Grade "B-pieces" of CMBS securitization pools or "B-Piece" investments), or CRE CLOs (including the junior tranches thereof, collateralized by pools of CRE debt investments). It currently includes one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

Corporate
The Corporate segment includes corporate-level asset management and other fees including operating expenses, compensation and benefits and restructuring charges.

CONSOLIDATED BALANCE SHEET

		June 30, 2023 (Unaudited)		December 31, 2022
Assets				
Cash and cash equivalents	$	218,170	$	306,320
Restricted cash		84,587		92,508
Loans and preferred equity held for investment		3,219,701		3,574,989
Current expected credit loss reserve		(106,728)		(106,247)
Loans and preferred equity held for investment, net		3,112,973		3,468,742
Real estate, net		771,383		732,468
Receivables, net		53,481		40,698
Deferred leasing costs and intangible assets, net		58,033		53,980
Other assets ($2,790 and $3,035 at fair value, respectively)		56,126		55,673
Total assets	$	4,354,753	$	4,750,389
Liabilities				
Securitization bonds payable, net	$	992,583	$	1,167,600
Mortgage and other notes payable, net		644,891		656,468
Credit facilities		1,217,251		1,339,993
Accrued and other liabilities		79,296		87,633
Intangible liabilities, net		4,871		4,839
Escrow deposits payable		67,319		79,055
Dividends payable		26,000		25,777
Total liabilities		3,032,211		3,361,365
Commitments and contingencies				
Equity				
Stockholders' equity				
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively		-		-
Common stock, $0.01 par value per share				
Class A, 950,000,000 shares authorized, 130,039,469 and 128,872,471 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively		1,300		1,289
Additional paid-in capital		2,856,225		2,853,723
Accumulated deficit		(1,530,351)		(1,466,568)
Accumulated other comprehensive income (loss)		(5,745)		(676)
Total stockholders' equity		1,321,429		1,387,768
Noncontrolling interests in investment entities		1,113		1,256
Total equity		1,322,542		1,389,024
Total liabilities and equity	$	4,354,753	$	4,750,389

$ in thousands, except per share data; as of June 30, 2023, unless otherwise stated

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
Net interest income		
Interest income	$ 74,339	$ 53,083
Interest expense	(44,095)	(21,455)
Interest income on mortgage loans held in securitization trusts	-	9,721
Interest expense on mortgage obligations issued by securitization trusts	-	(8,586)
Net interest income	30,244	32,763
Property and other income		
Property operating income	21,727	21,781
Other income	3,248	787
Total property and other income	24,975	22,568
Expenses		
Property operating expense	5,443	5,266
Transaction, investment and servicing expense	820	982
Interest expense on real estate	6,773	7,117
Depreciation and amortization	7,941	8,720
Increase of current expected credit loss reserve	28,966	10,143
Compensation and benefits (including $3,102 and $2,286 of equity-based compensation expense, respectively)	9,368	8,269
Operating expense	3,273	4,070
Total expenses	62,584	44,567
Other income		
Other gain, net	177	24,332
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	(7,188)	35,096
Income tax expense	(310)	(465)
Net income (loss)	(7,498)	34,631
Net (income) loss attributable to noncontrolling interests:		
Investment entities	12	15
Operating Partnership	-	(359)
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ (7,486)	$ 34,287
Net income (loss) per common share – basic	$ (0.06)	$ 0.26
Net income (loss) per common share – diluted	$ (0.06)	$ 0.26
Weighted average shares of common stock outstanding – basic	127,173	127,756
Weighted average shares of common stock outstanding – diluted	127,173	129,595

In thousands, except per share data; as of June 30, 2023, unless otherwise stated; unaudited

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Three Months Ended June 30, 2023				
	Loans and preferred equity	CRE debt securities	Net leased and other real estate	Corporate	Total
Net interest income					
Interest income	$ 74,337	$ -	$ -	$ 2	$ 74,339
Interest expense	(43,791)	-	-	(304)	(44,095)
Net interest income	30,546	-	-	(302)	30,244
Property and other income					
Property operating income	-	-	21,727	-	21,727
Other income	-	-	-	3,248	3,248
Total property and other income	-	-	21,727	3,248	24,975
Expenses					
Property operating expense	-	-	5,443	-	5,443
Transaction, investment and servicing expense	578	-	29	213	820
Interest expense on real estate	-	-	6,773	-	6,773
Depreciation and amortization	-	-	7,887	54	7,941
Increase of current expected credit loss reserve	28,966	-	-	-	28,966
Compensation and benefits	-	-	-	9,368	9,368
Operating expense	4	-	(0)	3,269	3,273
Total expenses	29,548	-	20,132	12,904	62,584
Other income					
Other gain, net	-	-	177	-	177
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	998	-	1,772	(9,958)	(7,188)
Income tax benefit (expense)	(217)	5	(98)	-	(310)
Net income (loss)	781	5	1,674	(9,958)	(7,498)
Net loss attributable to noncontrolling interests:					
Investment entities	-	-	12	-	12
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ 781	$ 5	$ 1,686	$ (9,958)	$ (7,486)

BRIGHTSPIRE CAPITAL

$ in thousands; as of June 30, 2023; unaudited

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at share balance sheet

	As of June 30, 2023		
	Consolidated	NCI[20]	At BRSP share[21]
Assets			
Loans and preferred equity held for investment, net	$ 3,112,973	$ -	$ 3,112,973
Real estate, net	771,383	13,053	758,330
Deferred leasing costs and intangible assets, net	58,033	700	57,333
Cash, restricted cash, receivables and other assets	412,364	361	412,003
Total assets	$ 4,354,753	$ 14,114	$ 4,340,639
Liabilities			
Securitization bonds payable, net	$ 992,583	$ -	$ 992,583
Mortgage and other notes payable, net	644,891	11,935	632,956
Credit facilities	1,217,251	-	1,217,251
Intangible liabilities, net	4,871	456	4,415
Other liabilities, escrow deposits payable and dividends payable	172,615	610	172,005
Total liabilities	$ 3,032,211	$ 13,001	$ 3,019,210
Total equity	$ 1,322,542	$ 1,113	$ 1,321,429
Total liabilities and equity	$ 4,354,753	$ 14,114	$ 4,340,639
Total common shares	130,039	130,039	130,039
GAAP net book value per share	$ 10.17	$ 0.01	$ 10.16
Accumulated depreciation and amortization[8]	$ 182,339	$ 4,035	$ 178,304
Accumulated depreciation and amortization per share[8]	$ 1.40	$ 0.03	$ 1.37
Undepreciated book value	$ 1,504,881	$ 5,148	$ 1,499,733
Undepreciated book value per share	$ 11.57	$ 0.04	$ 11.53

In thousands, except per share data; as of June 30, 2023; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net book value to undepreciated book value

		As of June 30, 2023
GAAP net book value (excluding noncontrolling interests in investment entities)	$	1,321,429
Accumulated depreciation and amortization[8]		178,304
Undepreciated book value	$	1,499,733
GAAP net book value per share (excluding noncontrolling interests in investment entities)	$	10.16
Accumulated depreciation and amortization per share[8]		1.37
Undepreciated book value per share	$	11.53
Total common shares		130,039

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of June 30, 2023; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net loss to Distributable Earnings and Adjusted Distributable Earnings

	Three Months Ended June 30, 2023
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$ (7,486)
Adjustments:	
Non-cash equity compensation expense	3,102
Depreciation and amortization	7,728
Net unrealized loss (gain):	
Other unrealized gain on investments	(89)
General CECL reserves	18,048
Adjustments related to noncontrolling interests	(185)
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 21,118
Distributable Earnings per share[22]	$ 0.16
Weighted average number of common shares[22]	129,992

	Three Months Ended June 30, 2023
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 21,118
Adjustments:	
Specific CECL reserves	10,918
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 32,036
Adjusted Distributable Earnings per share[22]	$ 0.25
Weighted average number of common shares[22]	129,992

In thousands, except per share data; as of June 30, 2023; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net loss to NOI

		Three Months Ended June 30, 2023
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$	(7,486)
Adjustments:		
Net loss attributable to non-net leased and other real estate portfolios[23]		9,115
Net loss attributable to noncontrolling interests in investment entities		(12)
Amortization of above- and below-market lease intangibles		(200)
Interest expense on real estate		6,773
Transaction, investment and servicing expense		12
Depreciation and amortization		7,886
Operating expense		1
Other gain on investments, net		(103)
Income tax expense		98
NOI attributable to noncontrolling interest in investment entities		(286)
Total NOI attributable to BrightSpire Capital, Inc. common stockholders	$	15,798

$ in thousands; as of June 30, 2023; unaudited
See footnotes in the appendix

FOOTNOTES

1. Includes availability under the corporate revolving credit facility and unrestricted cash as of July 28, 2023
2. As of July 28, 2023
3. Debt-to-equity ratio based on BRSP's share of total outstanding unpaid principal balance ("UPB") divided by total stockholders' equity excluding the impact of accumulated depreciation and amortization on real estate investments; stockholders' equity excludes noncontrolling interests in investment entities
4. Based on annualized Q2'23 quarterly dividend of $0.20/share and BRSP closing share price of $7.48 as of July 28, 2023
5. Reflects general CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio excluding loans that were evaluated for specific CECL reserves
6. Includes one private equity secondary interest for approximately $3 million
7. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable
8. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities
9. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of June 30, 2023
10. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of June 30, 2023
11. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of June 30, 2023
12. During the second quarter of 2023, the Company acquired legal title of two Long Island City, New York office properties through a deed-in-lieu of foreclosure. Following the acquisitions, the two properties are included in the Other Real Estate segment
13. Other includes non-cash payment-in-kind ("PIK") interest income, accrual of origination and exit fees and specific CECL reserves
14. Represents the percent leased as of June 30, 2023 and is weighted by carrying value
15. Based on in-place leases (defined as occupied and paying leases) as of June 30, 2023 and assumes that no renewal options are exercised. W.A. calculation based on carrying value
16. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments
17. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of June 30, 2023 and is weighted on outstanding debt (UPB); excludes amortization of financing costs
18. Subject to customary non-recourse carve-outs
19. W.A. calculation based on outstanding debt (UPB)
20. Represents interests in assets held by third party partners
21. Represents the proportionate share attributed to BRSP based on BRSP's ownership percentage by asset
22. The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares
23. Net income (loss) attributable to non-net leased and other real estate portfolios includes net income (loss) on our loan portfolio, CRE debt securities and corporate business segments

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Sarah Barcomb
212-882-2336

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Derek Hewett
646-855-2087

Jones Research
Jason Stewart
646-465-9932

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

INVESTOR RELATIONS

ADDO Investor Relations
Anne McGuinness
310-829-5400
brsp@addo.com

BRIGHTSPIRE CAPITAL


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